UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 29, 2025

CAPSTONE HOLDING CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33560	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5141 W. 122nd Street

Alsip, IL 60803

(Address of principal executive offices)

Registrant’s telephone number, including area code: (708) 371-0660

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0005 per share	CAPS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 29, 2025, Capstone Holding Corp. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor (the “Buyer”), pursuant to which the Company authorized the issuance of senior secured convertible notes to the Buyer, in the aggregate original principal amount of up to $10,909,885, which are being issued with a 8.34% original issue discount (each, a “Convertible Note”). The first Convertible Note was issued in the original principal amount of approximately $3,272,966 (the “Convertible Note Financing”). The Convertible Notes are convertible into shares of common stock, $0.0005 par value per share (the “Common Stock”), in certain circumstances in accordance with the terms of the Convertible Notes at an initial conversion price per share of $1.72. The Company received gross proceeds of $3,000,000, prior to the deduction of transaction related expenses, from the initial closing of the Convertible Note Financing.

Concurrently with the Convertible Note Financing and the Purchase Agreement, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) and a security agreement (the “Security Agreement”) with the Buyer.

Consistent with certain applicable Nasdaq rules, the Company may not issue to the Buyer more than 1,093,195 shares of its Common Stock under the Purchase Agreement, which number of shares is equal to 19.99% of the shares of the Company’s Common Stock issued and outstanding immediately prior to the execution of the Purchase Agreement, unless the Company obtains stockholder approval to issue shares of its Common Stock in excess of such limit in accordance with applicable rules of Nasdaq. The Company obtained the stockholder approval on July 27, 2025.

Moreover, the Company may not issue or sell any shares of Common Stock to the Buyer, which, when aggregated with all other shares of common stock then beneficially owned by the Buyer and its affiliates (as calculated pursuant to Section 13(d) of the Exchange Act and Rule 13d-3 promulgated thereunder), would result in the Purchaser beneficially owning more than 4.99% of the issued and outstanding shares of Common Stock, unless such limit is increased by the Buyer up to a maximum of 9.99%.

The Purchase Agreement provides customary representations, warranties, and covenants of the Company and the Buyer.

Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement covering the resale of the Registrable Securities (as defined in the Registration Rights Agreement) with the SEC by August 28, 2025, and to use commercially reasonable efforts to cause such resale registration statement to be declared effective by the Securities and Exchange Commission (“SEC”) as soon as reasonably practicable following the filing thereof, no later than (i) with respect to the initial registration statement, September 27, 2025; (ii) with respect to an additional registration statement, the forty-fifth (45th) calendar day after the day on which such additional registration statement required to be filed by the Company is initially filed with the SEC; and (iii) with respect to any other subsequent registration statements that may be required to be filed by the Company pursuant to the Registration Rights Agreement, the earlier of the (A) sixtieth (60th) calendar day following the date on which such other subsequent registration statement was initially filed by the Company (or the ninetieth (90th) calendar day following the filing thereof if the SEC notifies the Company that the SEC shall “review” such subsequent registration statement), and (B) the fifth (5th) business day after the date on which the Company is notified by the SEC that such subsequent registration statement shall not be reviewed or shall not be subject to further review.

Joseph Gunnar & Co., LLC (the “Placement Agent”) acted as the sole sales agent for the Convertible Note Financing. The Company agreed to pay the Placement Agent a cash fee equal to seven percent (7%) of the gross proceeds upon each closing of a drawdown under the Convertible Note Financing.

The Convertible Notes were offered pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended and Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

The foregoing does not purport to be a complete description of the Purchase Agreement, Convertible Note, Registration Rights Agreement and Security Agreement, and each such description is qualified in its entirety by reference to the full text of each such document, forms of which are filed as Exhibit 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K (this “Form 8-K”), respectively, which are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.02 Unregistered Sale of Equity Securities.

The applicable information contained above in Item 1.01 of this Form 8-K relating to the issuance of the Convertible Notes is hereby incorporated by reference into this Item 3.02.

Neither this Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy securities of the Company.

Item 8.01. Other Events.

On July 30, 2025, the Company issued a press release announcing the Convertible Note Financing. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1†	Form of Securities Purchase Agreement, by and between Capstone Holding Corp. and the Buyer
10.2	Form of Senior Secured Convertible Note
10.3†	Form of Registration Rights Agreement, by and between Capstone Holding Corp. and the Buyer
10.4†	Form of Security Agreement, by and between Capstone Holding Corp. and the Buyer
99.1	Press Release, dated July 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Certain of the schedules, exhibits or similar attachments to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K under the Securities Act because they do not contain information material to an investment or voting decision and that information is not otherwise disclosed in the exhibit or the disclosure document. A copy of any omitted schedule, exhibit or similar attachment will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2025	Capstone Holding Corp.

	By:	/s/ Matthew E. Lipman
	Name:	Matthew E. Lipman
	Title:	Chief Executive Officer

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